EXHIBIT 23


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports incorporated by reference in this Form 10-K and into the previously filed Registration Statements on Form S-8 (Registration Nos. 333-28661, 2-99389, 33-21699, 33-35288, and 33-45386) and Form S-3 (Registration No. 33-60485).



                                               ARTHUR ANDERSEN LLP


Minneapolis, Minnesota,
  December 18, 1998